RAINIER INVESTMENT MANAGEMENT MUTUAL FUNDS

Rainier Large Cap Equity Fund – Original Shares and Institutional Shares

Rainier Mid Cap Equity Fund – Original Shares and Institutional Shares

(the “Funds”)

Supplement dated December 11, 2017

to the Prospectus, Summary Prospectus, and Statement of Additional Information Dated July 31, 2017 as amended

The Rainier Large Cap Equity Fund and the Rainier Mid Cap Equity Fund (the “Acquired Rainier Funds”) were reorganized into the Hennessy Cornerstone Large Growth Fund and the Hennessy Cornerstone Mid Cap 30 Fund, respectively, effective as of December 4, 2017 (the “Reorganizations”). That means the shareholders of the Acquired Rainier Funds immediately before the Reorganization became shareholders of the respective Hennessy Funds on that effective date.

Accordingly, shares of the Acquired Rainier Funds are no longer offered and sold. The Board of Trustees of Rainier Investment Management Mutual Funds approved the Reorganization on June 1, 2017, subject to shareholder approval. The shareholders of the Acquired Rainier Funds then approved the Reorganizations at a special meeting of shareholders held on November 16 , 2017.

Please contact the Rainier Funds at 1-800-248-6314 or your financial advisor if you have questions or need assistance.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

Supp Rainier 12/2017